                                                                    Exhibit 10.8

BUILDERS FIRSTSOURCE LOGO

BFS CASH INCENTIVE PLAN
-----------------------

There are four components to the BFS Cash Incentive Plan (the "Plan") - three are performance-based, designed to reward achievement of certain BFS financial objectives, and one is discretionary, which recognizes individual performance. The three performance-based objectives1 of Builders FirstSource, Inc. for 2004 are as follows:

         (1)      Return on Net Tangible Assets of 18.5%;

         (2)      Operating Cash Flow of $30.1 million;

         (3) A 27.9% increase in performance compared to prior year's operating income.

Target bonus percentages have been assigned to each of these objectives and vary based on salary grade. All target bonus amounts are calculated based upon achieving the Fiscal 2004 plan on each goal.

Objectives (1) and (2) have been derived from the 2004 Operating Plan as approved by the Board of Directors. Bonus payouts pertaining to these objectives begin at 75% achievement of plan. See Table 1. Bonus payouts for objective (3) begin at 100% achievement of last year's operating income. See Table 2. The bonus payout percentages increase proportionally with the achievement level.

The discretionary portion of the bonus is based on the Performance and Development Review (PDR) form completed by the participant's direct supervisor. The final rating assigned by the supervisor determines the discretionary bonus paid as shown in the following calculation:

Discretionary Bonus =       Final PDR        X % Bonus factor allowed  X  Base Salary of
     $ Earned          Achievement Factor(2)     for salary grade         Individual

The PDR form will be completed in conjunction with the participant's annual evaluation. A rating of 100% is considered exemplary and is infrequent. See Table 3 for bonus % targets.

In summary, the total annual cash bonus earned is the sum of the total bonus dollars earned from each of the plans' four (4) components. An example of the calculation follows:

                Return on Net       Operating Cash        Operating         Discretionary
  2004         Tangible Assets           Flow               Income              Bonus             Total
  Base     *    Performance     +     Performance    +   Performance    +   Performance        =  Bonus
  Salary3           Level                Level               Level              Level
                   Achieved            Achieved             Achieved            Achieved
                     (%)                 (%)                 (%)                (%)

----------
1 Definitions are attached as Schedule 1.
2 For example, a final rating of 72 out of a possible 120 points equates to a 66.6% Achievement Factor. The range is from 0% to 100%.
3 Represents current base salary. Subsequent raises/promotions may not increase bonus potential.

Documentation of the Plan and a performance payout example is provided to each Plan participant. One (1) copy of the document is signed and returned to the Human Resources department at BFS Corporate. Any payments under the Plan are generally made during January following the completed Plan year.

                                                                      Schedule 1




Net Tangible Assets:

         These are the controllable Balance Sheet Accounts for which the Group and Locations have primary control. Both the plan and actual amounts are the monthly average amounts for Fiscal 2004. They consist of:

               o Accounts receivable, net of allowance for doubtful accounts (inclusive of securitized accounts receivable)

               o    Inventory, at lower of cost or market
Working
Capital        o    Prepaid expenses and other current assets

               o    Accounts payable

               o    Accrued liabilities (including book overdrafts)

               o    Property, plant & equipment, net

The primary accounts excluded from the Net Tangible Assets benchmark are goodwill and other intangible assets, other long-term assets, inter-company accounts, and other long-term liabilities.

Operating Income:

         Operating Income is defined as earnings before interest, taxes and amortization (EBITA).

Operating Cash Flow:

         Operating Cash Flow is defined as Operating Income adjusted for depreciation (EBITDA) plus or minus changes in Working Capital less Capital Expenditures.

The change in Working Capital is calculated for the year using Fiscal 2004 and Fiscal 2003 monthly average amounts. Capital Expenditures represent the actual amounts spent during Fiscal 2004.

Return on Net Tangible assets:

         Determined by dividing Operating Income (EBITA) by average Net Tangible Assets.

                                     Table 1



BUILDERS FIRSTSOURCE, INC.
FISCAL 2004 BONUS PLAN
OPERATING CASH FLOW AND RETURN ON NET TANGIBLE ASSETS PERFORMANCE GOALS



                                                                  Performance Level - % of Plan Objective
Salary          Annual Base               ---------------------------------------------------------------------------------------
Grade           Salary Range              75%   80%   90%    100%   110%   120%   130%   140%   150%   160%   170%   180%   190%
---------------------------------         --    --    --     ---    ---    ---    ---    ---    ---    ---    ---    ---    ---
         1        $200,000+               4.0%  7.0%  13.0%  20.0%  27.0%  34.0%  40.0%  45.0%  49.0%  53.0%  57.0%  61.0%  65.0%
         2   $150,000 to $199,999         3.0%  6.0%  12.0%  18.0%  25.0%  32.0%  38.0%  43.0%  47.0%  51.0%  55.0%  59.0%  63.0%
         3   $100,000 to $149,000         2.0%  5.0%  10.5%  16.0%  22.0%  28.0%  33.0%  38.0%  42.0%  46.0%  50.0%  54.0%  58.0%
         4     $90,000 to $99,999         2.0%  5.0%   9.5%  14.0%  19.0%  24.0%  28.5%  32.0%  35.5%  37.5%  39.5%  41.5%  43.5%
         5     $80,000 to $89,999         2.0%  4.0%   8.0%  12.0%  16.0%  20.0%  23.0%  26.0%  29.0%  32.0%  35.0%  38.0%  41.0%
         6     $70,000 to $79,999         2.0%  4.0%   7.0%  10.0%  13.0%  16.0%  18.0%  20.0%  22.0%  24.0%  26.0%  28.0%  30.0%
         7     $60,000 to $69,999         2.0%  4.0%   6.0%   8.0%  10.0%  12.0%  13.0%  14.0%  15.0%  16.0%  17.0%  18.0%  19.0%
         8     $50,000 to $59,999         1.5%  3.0%   4.5%   6.0%   7.5%   9.0%  10.0%  11.0%  12.0%  13.0%  14.0%  15.0%  16.0%
         9     $40,000 to $49,999         1.0%  2.0%   3.0%   4.0%   5.0%   6.0%   7.0%   8.0%   9.0%  10.0%  11.0%  12.0%  13.0%
        10     $20,000 to $39,999         1.0%  1.0%   2.0%   3.0%   4.0%   5.0%   6.0%   7.0%   8.0%   9.0%  10.0%  11.0%  12.0%

                                               Performance Level - % of Plan Objective
Salary          Annual Base               --------------------------------------------------
Grade           Salary Range              200%   210%   220%   230%   240%    250%     260%
---------------------------------         ---    ---    ---    ---    ---     ---      ---
         1        $200,000+               68.5%  72.0%  75.5%  79.0%  82.5%   85.5%    88.5%
         2   $150,000 to $199,999         66.5%  70.0%  73.5%  77.0%  80.5%   83.5%    86.5%
         3   $100,000 to $149,000         61.5%  65.0%  68.5%  72.0%  75.5%   78.5%    81.5%
         4     $90,000 to $99,999         45.5%  47.5%  49.5%  51.5%  53.5%   55.5%    57.5%
         5     $80,000 to $89,999         44.0%  47.0%  50.0%  53.0%  56.0%   59.0%    62.0%
         6     $70,000 to $79,999         32.0%  34.0%  36.0%  38.0%  40.0%   42.0%    44.0%
         7     $60,000 to $69,999         20.0%  21.0%  22.0%  23.0%  24.0%   25.0%    26.0%
         8     $50,000 to $59,999         17.0%  18.0%  19.0%  20.0%  21.0%   22.0%    23.0%
         9     $40,000 to $49,999         14.0%  15.0%  16.0%  17.0%  18.0%   19.0%    20.0%
        10     $20,000 to $39,999         13.0%  14.0%  15.0%  16.0%  17.0%   18.0%    19.0%

                                     Table 2




BUILDERS FIRSTSOURCE, INC. FISCAL 2004 BONUS PLAN
2004 Operating Income vs. 2003 Operating Income



                                                               Performance Level - % of Plan Objective
Salary          Annual Base           -----------------------------------------------------------------------------------------
Grade           Salary Range          75%    80%     90%   100%   110%    120%    130%    140%    150%    160%    170%    180%
-------------------------------       --     --      --    ---    ---     ---     ---     ---     ---     ---     ---     ---
       1       $200,000+              NA     NA      NA    27.0%  34.0%   41.0%   47.0%   52.0%   58.0%   63.0%   68.0%   73.0%
       2   $150,000 to $199,999       NA     NA      NA    25.0%  32.0%   39.0%   45.0%   51.0%   57.0%   62.0%   67.0%   72.0%
       3   $100,000 to $149,000       NA     NA      NA    22.0%  28.0%   34.0%   39.0%   43.0%   47.0%   50.0%   53.0%   56.0%
       4     $90,000 to $99,999       NA     NA      NA    19.0%  24.0%   29.0%   33.0%   36.0%   39.0%   41.0%   43.0%   45.0%
       5     $80,000 to $89,999       NA     NA      NA    16.0%  20.0%   24.0%   27.0%   29.0%   31.0%   33.0%   35.0%   37.0%
       6     $70,000 to $79,999       NA     NA      NA    13.0%  16.0%   19.0%   21.0%   22.0%   23.0%   24.0%   25.0%   26.0%
       7     $60,000 to $69,999       NA     NA      NA    10.0%  12.0%   14.0%   15.0%   16.0%   17.0%   18.0%   19.0%   20.0%
       8     $50,000 to $59,999       NA     NA      NA     7.5%   9.0%   10.5%   11.5%   12.5%   13.5%   14.5%   15.5%   16.5%
       9     $40,000 to $49,999       NA     NA      NA     5.0%   6.0%    7.0%    8.0%    8.5%    9.0%    9.5%   10.0%   10.5%
      10     $20,000 to $39,999       NA     NA      NA     4.0%   5.0%    6.0%    7.0%    7.5%    8.0%    8.5%    9.0%    9.5%


                                          Performance Level - % of Plan Objective
Salary          Annual Base            --------------------------------------------
Grade           Salary Range           190%    200%    210%    220%    230%   240%
-------------------------------        ---     ---     ---     ---     ---    ---
       1       $200,000+               78.0%   83.0%   87.0%   91.0%   95.0%  99.0%
       2   $150,000 to $199,999        77.0%   82.0%   86.0%   90.0%   94.0%  98.0%
       3   $100,000 to $149,000        59.0%   62.0%   64.0%   66.0%   68.0%  70.0%
       4     $90,000 to $99,999        47.0%   49.0%   50.5%   52.0%   53.5%  55.0%
       5     $80,000 to $89,999        39.0%   41.0%   43.0%   45.0%   47.0%  49.0%
       6     $70,000 to $79,999        27.0%   28.0%   29.0%   30.0%   31.0%  32.0%
       7     $60,000 to $69,999        21.0%   22.0%   23.0%   24.0%   25.0%  26.0%
       8     $50,000 to $59,999        17.5%   18.5%   19.5%   20.5%   21.5%  22.5%
       9     $40,000 to $49,999        11.0%   11.5%   12.0%   12.5%   13.0%  13.5%
      10     $20,000 to $39,999        10.0%   10.5%   11.0%   11.5%   12.0%  12.5%

                                     Table 3

                         BUILDERS FIRSTSOURCE, INC.
                         FISCAL 2004 BONUS PLAN
                         Discretionary Award Guidelines
                         Percentage Bonus Factors






                      Salary
                      Grade                      Maximum % of Base
               -------------------------------------------------------------
                         1                          35.0%
                         2                          22.5%
                         3                          18.5%
                        4- 5                        12.5%
                        6- 8                         6.0%
                        9- 10                        4.0%